Earnings Per Share	12 Months Ended
Dec. 31, 2011
Disclosure Text Block
Earnings per Share

NOTE 7 EARNINGS PER SHARE

Basic earnings per share attributable to TDS shareholders is computed by dividing Net income available to common shareholders of TDS by the weighted average number of common shares outstanding during the period. Diluted earnings per share attributable to TDS shareholders is computed by dividing Net income available to common shareholders of TDS by the weighted average number of common shares, both adjusted to include the effects of potentially dilutive securities. Potentially dilutive securities primarily include incremental shares issuable upon exercise of outstanding stock options and the vesting of restricted stock units.

On January 13, 2012, TDS shareholders approved a Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS whereby (a) each Special Common Share was reclassified as a Common Share on a one-for-one basis, (b) each Common Share was reclassified as 1.087 Common Shares, and (c) each Series A Common Share was reclassified as 1.087 Series A Common Shares. Shares outstanding at December 31, 2011, as well as the weighted average number of shares used in basic and diluted earnings per share as of the beginning of all periods presented, have been retroactively restated to reflect the impact of the increased shares outstanding as a result of the Share Consolidation. See Note 21—Subsequent Events for additional information.

The amounts used in computing earnings per share and the effects of potentially dilutive securities on income and the weighted average number of Common and Series A Common Shares are as follows:

Year Ended December 31,	2011	2010	2009
(Dollars and shares in thousands, except earnings per share)
Basic earnings per share attributable to TDS shareholders
Net income available to common shareholders
of TDS used in basic earnings per share	$200,516	$144,799	$191,296

Adjustments to compute diluted earnings
Noncontrolling interest adjustment (1)	(795)	(512)	(442)
Preferred dividend adjustment (2)	49	49	49
Net income available to common shareholders of TDS
used in diluted earnings per share	$199,770	$144,336	$190,903

Weighted average number of shares used in
basic earnings per share
Common Shares	101,471	102,947	107,318
Series A Common Shares	7,091	7,069	7,036
Total	108,562	110,016	114,354

Effects of dilutive securities:
Stock options	265	230	39
Restricted stock units	213	195	135
Preferred shares	60	48	44
Weighted average number of shares used in
diluted earnings per share	109,100	110,489	114,572

Basic earnings per share attributable to TDS shareholders	$1.85	$1.32	$1.67

Diluted earnings per share attributable to TDS shareholders	$1.83	$1.31	$1.67

  The noncontrolling interest adjustment reflects the additional noncontrolling share of U.S. Cellular's income computed as if all of U.S. Cellular's issuable securities were outstanding.

  The preferred dividend adjustment reflects the dividend reduction related to preferred securities that were dilutive, and therefore treated as if converted for shares.

Certain Common Shares issuable upon the exercise of stock options, vesting of restricted stock units or conversion of convertible preferred shares were not included in average diluted shares outstanding for the calculation of Diluted earnings per share because their effects were antidilutive. The number of such Common Shares excluded is shown in the table below.

(Shares in thousands)	2011	2010	2009

Stock options	3,779	4,076	4,876

Restricted stock units	149	88	105

Convertible preferred shares	—	—	—